Exhibit 10.3

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) is dated as of July 1, 2018, by and among FEDERATED INVESTORS, INC., a Pennsylvania corporation (the “Borrower”), each of the GUARANTORS (as defined in the Credit Agreement (as hereinafter defined)), the LENDERS (as defined in the Credit Agreement), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).
WITNESSETH:
WHEREAS, this Amendment amends that certain Third Amended and Restated Credit Agreement dated as of June 5, 2017 (the “Credit Agreement”); and
WHEREAS, Borrower has requested that the Lenders modify certain provisions of the Credit Agreement, and the Administrative Agent and the Lenders have agreed to such modifications as described in this Amendment. Capitalized terms not otherwise defined in this Amendment have the meanings given to them in the Credit Agreement.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:
1.Recitals. The foregoing recitals are true and correct and incorporated herein by reference.
2.    Amendments to Credit Agreement.
(a)    Amendment of Section 1.1 [Certain Definitions]. Section 1.1 of the Credit Agreement is hereby amended to insert the following definitions in alphabetical order:
“Hermes shall mean Hermes Fund Managers Limited, a company registered in England and Wales.”
“Hermes Acquisition shall mean the acquisition of Hermes as contemplated in that certain Share Sale Agreement dated April 12, 2018 by and among BT Pension Scheme Trustees Limited, as trustee for and on behalf of the BT Pension Scheme, Federated Holdings (UK) II Limited and Federated Investors, Inc.”
(b)    Amendment of Section 8.2.1 [Indebtedness]. (a) Subsection 8.2.1(vi) of the Credit Agreement is hereby amended to delete the “and” at the end of such subsection; (b) Subsection 8.2.1(vii) of the Credit Agreement is hereby amended to delete the “.” at the end of such subsection and to replace it with “; and”; (c) the following new Subsection (viii) is hereby inserted following subsection (vii):
“(viii)    Indebtedness of Foreign Subsidiaries not in excess of $50,000,000 in the aggregate at any one time outstanding.”
(c)    Amendment of Section 8.2.3 [Guaranties]. Section 8.2.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“8.2.3    Guaranties.
Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for (i) Guaranties of Indebtedness of the Loan Parties and the Subsidiaries of the Loan Parties permitted under Section 8.2.1 [Indebtedness], (ii) the guarantee by the Loan Parties of obligations of other Loan Parties or Subsidiaries of the Loan Parties (other than any Subsidiary which is not wholly owned by the Loan Parties) to third parties, which obligations are incurred in the ordinary course of such Loan Parties’ and the Subsidiaries’ business consistent with industry practice and not otherwise forbidden by this Agreement; provided that, except for Limited Investments, in no event shall the Loan Party or any Subsidiary of any Loan Party become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of the Special Purpose Subsidiaries, (iii) the guarantee by the Loan Parties of Indebtedness of Subsidiaries which are not wholly owned by a Loan Party or Indebtedness of other Persons provided that the aggregate amount of Indebtedness that is guaranteed by all of the Loan Parties pursuant to this clause (iii) shall not exceed, at any one time, $25,000,000, (iv) the guarantee or indemnification by the Borrower or a Subsidiary of the Borrower of the obligations of RPSA under the Services Agreement, the RPSA Assignment Agreement, and any other related agreement required under Section 1(d) of the RPSA Assignment Agreement pursuant to an arms‑length negotiated transfer of the RPSA Business, and (v) the guarantees as set forth on Schedule 8.2.3 (including any extensions or renewals thereof), as well as additional guarantees made by Foreign Subsidiaries not in excess of $25,000,000 at any one time outstanding.”
(d)    Amendment of Section 8.2.12 [No Restrictions on Dividends]. Section 8.2.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“8.2.12        Restrictions on Dividends.
The Borrower shall not permit there to be any restriction on the dividends payable by its Subsidiaries except (i) those restrictions set forth in the Shareholder Agreement of Hermes as in effect on the closing date of the Hermes Acquisition, and (ii) as otherwise required by Law.”

(e)    Amendment to Schedules. Schedule 8.2.3 – [Guaranties] is hereby added to the schedules to the Credit Agreement as set forth in Schedule 8.2.3 to this Amendment.
3.    Conditions Precedent. The Borrower, the Guarantors and the Lenders acknowledge that this Amendment shall not be effective until the date each of the following conditions precedent has been satisfied:
(a)    The Borrower, the Guarantors, the Required Lenders, and the Administrative Agent shall have executed and delivered this Amendment to the Administrative Agent;
(b)    No default or event of default shall have occurred or will occur under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor as a result of and after giving effect to the transactions contemplated by this Amendment;
(c)    The Borrower and the Guarantors shall have obtained all approvals and consents necessary to consummate the Hermes Acquisition and the other transactions contemplated by this Amendment and there shall be no legal or regulatory prohibitions or restrictions upon the consummation of the Hermes Acquisition or the other transactions contemplated by this Amendment;
(d)    The Borrower shall have paid to the Administrative Agent and PNC Capital Markets LLC, as applicable, all fees required to be paid in connection with this Amendment;
(e)    The Borrower shall have delivered to the Administrative Agent true and correct copies of (i) the executed Share Sale Agreement dated April 12, 2018 (the “Acquisition Agreement”) for the Hermes Acquisition, and (ii) the shareholder agreement for Hermes referenced in Section 8.2.12 of the Credit Agreement;
(f)    Delivery of pro forma financial statements evidencing compliance with the financial covenants, if applicable;
(g)    The Hermes Acquisition shall have closed pursuant to the terms and conditions of the Acquisition Agreement; and
(h)    All legal details and proceedings in connection with the Hermes Acquisition and the other transactions contemplated by this Amendment and all other Loan Documents to be delivered to the Lenders shall be in form and substance reasonably satisfactory to the Administrative Agent.
4.    Representations, Warranties and Covenants. The Borrower and each Guarantor covenants and agrees with and represents and warrants to the Administrative Agent and the Lenders as follows:

(a)    Except as expressly modified by this Amendment, the Borrower’s and Guarantors’ obligations under the Credit Agreement and the other Loan Documents remain in full force and effect;
(b)    the Borrower and each of the Guarantors possesses all of the powers requisite for it to enter into and carry out the transactions of the Borrower and each Guarantor referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Credit Agreement and the other Loan Documents and any other documents contemplated herein that are to be performed by the Borrower or such Guarantor; any and all actions required or necessary pursuant to the Borrower’s or such Guarantor’s organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by the Borrower and such Guarantor of the terms and conditions of this Amendment; the officers of the Borrower and each Guarantor executing this Amendment are the duly elected, qualified, acting and incumbent officers of such Loan Party and hold the titles set forth below their names on the signature lines of this Amendment; and such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any agreement, instrument, order, writ, judgment, injunction or decree to which the Borrower or such Guarantor is a party or by which the Borrower or such Guarantor or any of its properties is bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by the Borrower and such Guarantor of the terms and conditions of this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby have been obtained by the Borrower and such Guarantor and are full force and effect;
(c)    this Amendment, the Credit Agreement, and the other Loan Documents constitute the valid and legally binding obligations of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;
(d)    all representations and warranties made by the Borrower and each Guarantor in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Change, in all respects) as of the date hereof, except to the extent that any such representation and warranty relates to a specific date, in which case such representation and warranty shall be true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Change, in all respects) as of such earlier date, with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof and the Borrower and each Guarantor has complied with all covenants and undertakings in the Credit Agreement and the other Loan Documents;
(e)    no Event of Default or Potential Default has occurred and is continuing under the Credit Agreement or the other Loan Documents; there exist no defenses, offsets,

counterclaims or other claims with respect to the Borrower’s or any Guarantor’s obligations and liabilities under the Credit Agreement or any of the other Loan Documents; and
(f)    the Borrower and each Guarantor hereby ratifies and confirms in full its duties and obligations under the Credit Agreement, the Guaranty Agreement, and the other Loan Documents applicable to it, each as modified hereby.
5.    Incorporation into Credit Agreement and other Loan Documents. This Amendment shall be incorporated into the Credit Agreement by this reference and each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby. The term “Loan Documents” as defined in the Credit Agreement shall include this Amendment.
6.    Severability. If any one or more of the provisions contained in this Amendment, the Credit Agreement, or the other Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained in this Amendment, the Credit agreement or the other Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.
7.    Successors and Assigns. This Amendment shall apply to and be binding upon the Borrower and each Guarantor in all respects and shall inure to the benefit of each of the Administrative Agent and the Lenders and their respective successors and assigns, provided that neither the Borrower nor any Guarantor may assign, transfer or delegate its duties and obligations hereunder. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment, the Credit Agreement or any of the other Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the Borrower, the Guarantors, the Administrative Agent and the Lenders.
8.    Reimbursement of Expenses. The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out‑of‑pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.
9.    Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.
10.    Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.
11.    Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
12.    No Novation. This Amendment amends the Credit Agreement, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Borrower and/or the Guarantors under the Credit Agreement or any other Loan Document.
13.    Construction. The rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Amendment.
14.    Governing Law. This Amendment shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.
BORROWER:
FEDERATED INVESTORS, INC.
By:    /s/ Richard A. Novak
Name: Richard A. Novak
Title: Vice President
GUARANTORS:
FEDERATED ADMINISTRATIVE SERVICES
FEDERATED ADMINISTRATIVE SERVICES,
    INC.
FEDERATED SERVICES COMPANY
FEDERATED SHAREHOLDER SERVICES
    COMPANY
FII HOLDINGS, INC.
FEDERATED PRIVATE ASSET MANAGEMENT,
    INC.
FEDERATED MDTA TRUST
HBSS ACQUISITION CO.
FEDERATED MDTA LLC
FEDERATED GLOBAL HOLDINGS LLC
By:    /s/ Richard A. Novak
Name:    Richard A. Novak
Title:    Treasurer of each of the above listed
    Guarantors

[SIGNATURE PAGE TO FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
GUARANTORS continued:
FEDERATED INVESTMENT MANAGEMENT
    COMPANY
FEDERATED GLOBAL INVESTMENT
    MANAGEMENT CORP.
FEDERATED INVESTMENT COUNSELING
FEDERATED ADVISORY SERVICES
    COMPANY
FEDERATED EQUITY MANAGEMENT
    COMPANY OF PENNSYLVANIA
By:     /s/ Richard A. Novak
Name:    Richard A. Novak
Title:    Assistant Treasurer of each of the above
    listed Guarantors
FEDERATED INVESTORS MANAGEMENT
    COMPANY
By:     /s/ Richard A. Novak
Name:    Richard A. Novak
Title:    Senior Vice President and Treasurer of the
    above listed Guarantor

[SIGNATURE PAGE TO FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
ADMINISTRATIVE AGENT AND LENDERS:
PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent
By:     /s/ Alaa Shraim
Name:     Alaa Shraim
Title:     Sr. Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
CITIBANK, N.A.
By:     /s/ Erik Andersen
Name:     Erik Andersen
Title:     Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
STATE STREET BANK AND TRUST COMPANY
By:     /s/ Deirdre M. Holland
Name:     Deirdre M. Holland
Title: Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
TD BANK, N.A.
By:     /s/ Mark Hogan
Name:     Mark Hogan
Title:     Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
WELLS FARGO BANK, N.A.
By:     /s/ Megan Griffin
Name:     Megan Griffin
Title:     Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
THE BANK OF NEW YORK MELLON
By:     /s/ Ken Sneider
Name:     Kenneth P. Sneider, Jr.
Title:     Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
THE HUNTINGTON NATIONAL BANK
By:     /s/ Michael Kiss
Name:     Michael Kiss
Title:     Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
CITIZENS BANK OF PENNSYLVANIA
By:     /s/ A. Paul Dawley
Name:     A. Paul Dawley
Title:     Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
UMB BANK, N.A.
By:     /s/ Christopher Bannister
Name:     Christopher Bannister
Title:     Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
WASHINGTON FINANCIAL BANK
By:     /s/ Anthony M. Cardone
Name:     Anthony M. Cardone
Title:     Vice President

SCHEDULE 8.2.3 – GUARANTIES
[attached]

	Contract	Guarantor	Target	Beneficiary	Guaranteed obligations	Cap	End date
1.	Letter agreement 24 April 2018	Hermes Fund Managers Limited	Hermes Investment Funds plc	n/a	US$2.2 million of under-withheld taxes	No cap.	No end date
2.	Limited Guaranty of Lease in respect of New York offices 21 October 2015 (VDR reference: 1.10.4.3.3)	Hermes GPE LLP	Hermes GPE (USA) Inc. (the Tenant)	55 Fifth Equities Group L.P. (the Landlord)	Full payment of all Base Rent, Additional Rent, and all other amounts due and owing under the Lease, which is in arrears.	No cap. Current annual rent is US$172k per annum.
The earlier of:
(i)    the date upon which Landlord obtains legal possession of the Demised Premises through legal action, which shall also include all Base Rent, Additional Rent and all other sums due and owing from the commencement of the nonpayment action until the eviction of the Tenant from the Demised Premises; or
(ii)    the date Tenant surrenders possession of the Demised Premises, provided Tenant has given Landlord at least one hundred twenty (120) days prior written notice of such surrender.
The initial term of the lease is 5 years from 1 March 2016.

3.	Guaranty in respect of Boston offices 25 May 2010 (VDR reference: 1.10.4.3.2.10)	Hermes Fund Managers Limited	Hermes Fund Managers (North America) GP, Inc. (the Tenant)	GLL State Street, L.P. (the Landlord)
Due fulfillment by Tenant of all of Tenant's financial obligations under the Lease, which financial obligations shall include rent, additional rent and other charges due Landlord by reason of its performance of unperformed Tenant obligations under the Lease.

No cap. Current annual rent is US$445.3k per annum.
No fixed end date.
This Guaranty is expressed to remain in full force and effect until such time as the financial obligations of Tenant guaranteed hereunder have been paid or satisfied.
The initial term of the lease is 7 years from 1 September 2012.

4.	Inter-company Deed of Guarantee 24 January 2018	Hermes Fund Managers Limited	Hermes Investments (North America) Limited	n/a
All outstanding monies, debts and liabilities of any nature properly incurred in the course of its business (“Guaranteed Obligations”) due, owing or incurred, to which Hermes Investments (North America) Limited is subject as at 31 December 2017, when and if such Guaranteed Obligations shall become due.
						No cap. The 31 December 2017 balance sheet shows overall liabilities of £7,110,646 (all of which is currently owed to Hermes Fund Managers Limited).	No fixed end date. The deed of guarantee is expressed to be fully revocable and may be terminated by HFML on reasonable notice.
5.	Inter-company Deed of Guarantee 24 January 2018	Hermes Fund Managers Limited	Hermes Assured Limited	n/a
All outstanding monies, debts and liabilities of any nature properly incurred in the course of its business (“Guaranteed Obligations”) due, owing or incurred, to which Hermes Assured Limited is subject as at 31 December 2017, when and if such Guaranteed Obligations shall become due.
						No cap. The 31 December 2017 balance sheet shows overall liabilities of £1.	No fixed end date. The deed of guarantee is expressed to be fully revocable and may be terminated by HFML on reasonable notice.
6.	Employment related guarantees	Hermes Fund Managers Limited	n/a	Various employees
Employment and hiring related guarantees such as (i) commitments to make bonus payments to employees joining Hermes, where a bonus with the joiner’s previous employer has been forfeit as a consequence of the employee joining Hermes during a performance period or (ii) commitments to make payments to employees joining Hermes where a deferred bonus payment or participation in a share option scheme at a previous employer has been forfeit as a consequence of joining Hermes.

						The current monetary value is £45,520 – This relates to 3 employees as at 31 May 18.	Each payment due to an individual will have a fixed pay out date, however additional arrangements will be entered into on an ongoing basis in the ordinary course of business.
Retentions including (i) the one-off payments which will be made to staff on the completion of Project Conduit and (ii) certain specific commitments made to retain staff as a consequence of a particular event, for example, the resignation of a key person.

The current monetary value is:
(i) £89.1m
a.    Bonus retentions £111k (£97.5 and £13.5 NI)
b.    Co-invest £17.3m (£15.2 and £2.1m NI)
c.    Event £71.7m (£63m and £8.7m NI)

(ii) £123k
(£108k and £15k NI) Payment is part of (i)(b) above.

Study agreements – in certain circumstances an employee joining Hermes will be required to compensate their previous employer in respect of a study arrangement with the previous employer and Hermes will cover the cost of this compensation to the joining employee.

The current monetary value for these two items is £130k.
Season ticket loans – as part of the annual benefit election process, season ticket loans are made to staff who elect this benefit.

7.	Letter of Agreement in respect of Hermes Direct Lending Master Partnership SCS, SICAV-SIF 12 October 2017	Hermes Investment Management Ltd (the Investment Manager)	n/a	BriteI Scotland L.P. (Britel)
6(a) Any Transfer Taxes incurred in connection with the Transfer as contemplated in the First Closing Interest Transfer and Assignment Agreement shall be borne by the Investment Manager and the Investment Manager shall indemnify and hold harmless Britel from and against any Transfer Taxes imposed upon or incurred by it as a result of the Transfer.
6(e) The Investment Manager shall indemnify Britel against any and all liabilities, costs, expenses, damages, losses, penalties and legal or professional costs (calculated on a full indemnity basis) suffered or incurred by Britel in connection with the Transfer ("Losses"), excluding any Losses relating to Transfer Taxes which are addressed in paragraph (a) above, but without prejudice to the provisions of paragraph 6(f) below, which shall apply notwithstanding the provisions of this paragraph (e); provided that in the event that Britel recovers in respect of any Losses pursuant to paragraph (h) below, Britel shall not be able to claim under this paragraph (e) in respect of the same Losses.
					No cap. While the possible quantum is unlimited, given that the transfer has occurred we anticipate the likelihood of Hermes Investment Management Ltd being required to make a payment is low.	No fixed end date.